MERRILL LYNCH
                                                              LATIN AMERICA
                                                              FUND, INC.

                               [GRAPHIC OMITTED]

                                    STRATEGIC
                                             Performance


                                                              Semi-Annual Report
                                                              May 31, 2000

            MERRILL LYNCH LATIN AMERICA FUND, INC.

Asset Allocation
As a Percentage* of
Net Assets as of
May 31, 2000

                               [GRAPHIC OMITTED]

      [The following table was depicted as a map in the printed material.]

MEXICO     VENEZUELA     COLOMBIA     PERU     BRAZIL     ARGENTINA     CHILE
------     ---------     --------     ----     ------     ---------     -----
40.3%      2.5%          2.3%         2.1%     43.8%      1.1%          3.5%

*Total may not equal 100% and does not include short-term securities and the Fund's holding in Spain.

                            Merrill Lynch Latin America Fund, Inc., May 31, 2000

DEAR SHAREHOLDER

During the six-month period ended May 31, 2000, total returns for Merrill Lynch Latin America Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +8.95%, +8.36%, +8.33% and +8.79%, respectively. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.) The unmanaged Morgan Stanley Capital International (MSCI) Latin America Free Index appreciated 2.07%. The Fund's outperformance is mainly attributable to large individual stock positions in Brazil and Mexico and to the resulting underweight position in Argentina. Slightly detrimental to relative performance was the Fund's underweight position in Chile.

Investment Overview

Although Latin American market performance was fairly flat during the six-month period ended May 31, 2000, the tame +2.07% return of the MSCI Latin America Free Index disguises the volatility that occurred during that time. The revaluation of companies in Internet-related businesses that started in mid-1999 continued. Telecommunications and media stocks rallied in tandem with the National Association of Securities Dealers Automated Quotations (NASDAQ) on investors' enthusiasm for virtually any stock idea with an Internet angle. Valuations were rising to mimic those in the United States, but fortunately, the "irrational exuberance" for Internet plays in Latin markets did not last long. Not surprisingly, when the NASDAQ corrected, Latin American stocks that were riding on the Internet theme declined. Less rationally, other issues sold-off as well, regardless of their fundamental vulnerability to higher US interest rates, slower US growth, or unfulfilled US earnings expectations--the concerns that prevailed in investors' minds. From peak to trough in this period, Latin American markets declined 26.4%.

We believe that heightened sensitivity to US technology and Internet stock movements is temporary, and does not take away from the value in our portfolio investments. For example, the telecom stocks we hold provide telephony services that are enjoying strong demand growth. The managers who run them are mindful of their shareholders' interests. These companies' valuations are not excessive and do not reflect long-term revenue enhancement from increased Internet usage. Furthermore, despite having a more attractive growth profile, the valuations of these companies are a fraction of those in the United States, Japan and the major European countries.

We have maintained an important weighting in the telecommunications sector and in particular, the Brazilian cellular companies. This industry remains very fragmented as a result of the privatization of the telephone holding company, Telebras, in 1997. Currently, there are 19 companies operating as duopolies in different regions throughout the country. Stocks such as Telesp Celular Participacoes SA are very attractively valued in absolute terms and relative to their counterparts in other countries. These companies are exhibiting strong and profitable growth. However, what attracts us most is the potential for a major consolidation in the sector, which will further boost profitability in companies such as Telesp Celular.

We continue to be optimistic about our long-term investments in the Mexican media sector although we locked in some profits early this year in light of the stocks' rapid appreciation. We maintained our full position in TV Azteca, SA de CV.

The Fund has a substantial overweighting in Brazil relative to the Latin American stock index. The economy is just starting to grow following two years of recession and a devaluation. Interest rates are still very high and when inflation is under control, can decline. Fundamentals for the Brazilian real are very positive, its devaluation last year having wrung out some of the economic imbalances. Exports have benefited from this and from the strength in commodity prices. Fiscal targets are being met, and the debt profile restructured. We believe that among the Latin markets we invest in, Brazil has the most potential to provide positive surprises.

In Conclusion

The long-anticipated correction of the NASDAQ has led declines in the Latin American markets and cooled enthusiasm for technology and Internet-related stocks. Risk-averse investors have become wary of the more volatile Latin American investments. In our view, short-term market volatility does not diminish the potential for long-term appreciation of our investments. We thank you for your continued interest in Merrill Lynch Latin America Fund, Inc., and we look forward to updating you in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Grace Pineda

Grace Pineda
Senior Vice President and
Portfolio Manager

June 27, 2000

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Grace Pineda, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Donald Cecil and Edward H. Meyer, Directors of Merrill Lynch Latin America Fund, Inc. have recently retired. The Fund's Board of Directors wishes Mr. Cecil and Mr. Meyer well in their retirements.


                                     2 & 3

                            Merrill Lynch Latin America Fund, Inc., May 31, 2000

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                6 Month       12 Month     Since Inception
As of May 31, 2000                           Total Return   Total Return    Total Return
==========================================================================================
ML Latin America Fund, Inc. Class A Shares      +8.95%        +22.65%         -12.84%
------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class B Shares      +8.36         +21.24          +54.14
------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class C Shares      +8.33         +21.31          -17.86
------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class D Shares      +8.79         +22.33          +65.12
==========================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's since inception dates are from 10/21/94 for Class A & Class C Shares and from 9/27/91 for Class B & Class D Shares.

Average Annual Total Return

                                                % Return Without   % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 3/31/00                                   +62.26%          +53.74%
--------------------------------------------------------------------------------
Five Years Ended 3/31/00                             +14.02           +12.80
--------------------------------------------------------------------------------
Inception (10/21/94) through 3/31/00                 + 0.89           - 0.11
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                    % Return          % Return
                                                  Without CDSC       With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 3/31/00                                  +60.42%           +56.42%
--------------------------------------------------------------------------------
Five Years Ended 3/31/00                            +12.85            +12.85
--------------------------------------------------------------------------------
Inception (9/27/91) through 3/31/00                 + 7.56            + 7.56
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                    % Return          % Return
                                                  Without CDSC       With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 3/31/00                                   +60.53%          +59.53%
--------------------------------------------------------------------------------
Five Years Ended 3/31/00                             +12.83           +12.83
--------------------------------------------------------------------------------
Inception (10/21/94) through 3/31/00                 - 0.17           - 0.17
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                             % Return Without    % Return With
                                               Sales Charge       Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 3/31/00                               +61.75%             +53.26%
--------------------------------------------------------------------------------
Five Years Ended 3/31/00                         +13.74              +12.52
--------------------------------------------------------------------------------
Inception (9/27/91) through 3/31/00              + 8.41              + 7.73
--------------------------------------------------------------------------------
* Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class D Shares (formerly Class A Shares) were offered at a higher than maximum sales charge. Thus, actual returns would have been somewhat lower than noted for the inception period.)
**    Assuming maximum sales charge.


                                     4 & 5

                            Merrill Lynch Latin America Fund, Inc., May 31, 2000

CONSOLIDATED SCHEDULE OF INVESTMENTS                             (in US dollars)

                                              Shares Held/                                                               Percent of
COUNTRY         Industries                    Face Amount              Long-Term Investments                    Value    Net Assets
====================================================================================================================================
Argentina       Real Estate                      57,648   IRSA Inversiones y Representaciones SA 'B'         $    141,828      0.1%
                                                 57,696   IRSA Inversiones y Representaciones SA (GDR)**        1,406,340      0.6
                                                                                                             ------------    -----
                                                                                                                1,548,168      0.7
                -------------------------------------------------------------------------------------------------------------------
                Textiles & Apparel              555,659  +Grimoldi SA 'B'                                         778,000      0.4
                -------------------------------------------------------------------------------------------------------------------

                                                          Total Long-Term Investments in Argentina              2,326,168      1.1
====================================================================================================================================
Brazil          Banking                     102,126,744   Banco Bradesco SA (Preferred)                           689,237      0.3
                                             29,965,540   Banco Itau SA (Preferred)                             2,257,059      1.0
                                                                                                             ------------    -----
                                                                                                                2,946,296      1.3
                -------------------------------------------------------------------------------------------------------------------
                Beverages                     4,107,200   Companhia Cervejaria Brahma (Preferred)               2,958,624      1.3
                -------------------------------------------------------------------------------------------------------------------
                Diversified                   3,485,825   Itausa--Investimentos Itau SA (Preferred)             2,845,182      1.3
                Financials
                -------------------------------------------------------------------------------------------------------------------
                Diversified                 185,750,637   Embratel Participacoes SA                             3,042,423      1.4
                Telecommunications              314,129   Embratel Participacoes SA (ADR)*                      6,577,076      3.0
                Services                    153,100,937   Tele Centro Sul Participacoes SA                      1,377,112      0.6
                                                263,333   Tele Norte Leste Participacoes SA (ADR)*              5,167,910      2.4
                                              7,859,823   Tele Norte Leste Participacoes SA (Preferred)           154,140      0.1
                                            241,765,637  +Telecomunicacoes Brasileiras SA--Telebras                 3,973      0.0
                                             67,124,450  +Telecomunicacoes Brasileiras SA--Telebras             5,920,042      2.7
                                                 47,995  +Telecomunicacoes Brasileiras SA--Telebras (ADR)*            750      0.0
                                                 29,770   Telecomunicacoes Brasileiras SA--Telebras
                                                          (Preferred Block) (ADR)*                              3,445,878      1.6
                                                                                                             ------------    -----
                                                                                                               25,689,304     11.8
                -------------------------------------------------------------------------------------------------------------------
                Electric Utilities               27,891   Companhia Energetica de Minas Gerais SA--CEMIG
                                                          (ADR)*                                                  430,852      0.2
                                                 72,502   Companhia Energetica de Minas Gerais SA--CEMIG
                                                          (ADR)* (a)                                            1,119,989      0.5
                                            216,397,008   Companhia Energetica de Minas Gerais SA--CEMIG
                                                          (Preferred)                                           3,331,008      1.5
                                          1,202,591,050   Companhia Energetica do Ceara--Coelce 'A'
                                                          (Preferred)                                           3,063,297      1.4
                                                178,262   Companhia Paranaense de Energia--Copel (ADR)*         1,437,237      0.7
                                                 55,070  +Espirito Santo Centrais Eletricas SA--Escelsa         1,606,397      0.7
                                                                                                             ------------    -----
                                                                                                               10,988,780      5.0
                -------------------------------------------------------------------------------------------------------------------
                Food & Drug                     167,372   Companhia Brasileira de Distribuicao Grupo Pao de
                Retailing                                 Acucar (ADR)*                                         5,021,160      2.3
                -------------------------------------------------------------------------------------------------------------------
                Forest Products                  61,780   Aracruz Celulose SA (ADR)*                            1,034,815      0.5
                                            119,757,412   Votorantim Celulose e Papel SA (Preferred)            3,804,946      1.7
                                                                                                             ------------    -----
                                                                                                                4,839,761      2.2
                -------------------------------------------------------------------------------------------------------------------
                Machinery &                   8,900,087   Weg SA (Preferred)                                    4,582,899      2.1
                Engineering
                -------------------------------------------------------------------------------------------------------------------
                Metals & Mining                     949   Companhia Siderurgica Nacional                               31      0.0
                                    BRL       1,099,391   Companhia Vale do Rio Doce, 0% due 12/31/2049 (b)             0      0.0
                                                352,742   Companhia Vale do Rio Doce 'A' (Preferred)            8,791,981      4.0
                                                                                                             ------------    -----
                                                                                                                8,792,012      4.0
                -------------------------------------------------------------------------------------------------------------------
                Oil & Gas                     6,051,500   Petroleo Brasileiro SA--Petrobras                     1,342,568      0.6
                                             11,794,144   Petroleo Brasileiro SA--Petrobras (Preferred)         2,707,064      1.3
                                                                                                             ------------    -----
                                                                                                                4,049,632      1.9
                -------------------------------------------------------------------------------------------------------------------
                Specialty Retailing             278,060   Globex Utilidades SA (Preferred)                      2,132,479      1.0
                -------------------------------------------------------------------------------------------------------------------
                Textiles & Apparel           23,089,686   Companhia de Tecidos Norte de Minas--Coteminas
                                                          (Preferred)                                           1,542,980      0.7
                                             21,491,685  +Empresa Nasional de Comercio SA                          55,333      0.0
                                                                                                             ------------    -----
                                                                                                                1,598,313      0.7
                -------------------------------------------------------------------------------------------------------------------
                Wireless                      3,308,000  +Celular CRT Participacoes SA (Preferred)                987,598      0.4
                Telecommunications          149,205,637   Tele Celular Sul Participacoes SA                       383,333      0.2
                Services                    149,205,637   Tele Centro Oeste Celular Participacoes SA              453,624      0.2
                                                359,475   Tele Centro Oeste Celular Participacoes SA (ADR)*     3,662,151      1.7
                                            149,205,637   Tele Leste Celular Participacoes SA                     122,601      0.0
                                                 15,200   Tele Leste Celular Participacoes SA (ADR)*              609,900      0.3
                                            149,205,637   Tele Nordeste Celular Participacoes SA                  341,649      0.1
                                                 23,785   Tele Nordeste Celular Participacoes SA (ADR)*         1,260,605      0.6
                                            149,205,637   Tele Norte Celular Participacoes SA                     123,419      0.1
                                                 33,275   Tele Norte Celular Participacoes SA (ADR)*            1,530,650      0.7
                                            149,205,637   Tele Sudeste Celular Participacoes SA                   637,526      0.3
                                            190,284,354   Telemig Celular Participacoes SA                        458,642      0.2
                                                  5,900   Telemig Celular Participacoes SA (ADR)*                 342,569      0.2
                                              9,845,775  +Telemig Celular SA                                      135,376      0.1
                                                735,140   Telemig Celular SA 'C' (Preferred)                       16,068      0.0
                                                103,900   Telesp Celular Participacoes SA (ADR)*                3,935,212      1.8
                                                                                                             ------------    -----
                                                                                                               15,000,923      6.9
                -------------------------------------------------------------------------------------------------------------------
                Wireline                      9,845,775   Telecomunicacoes de Minas Gerais--Telemig               226,580      0.1
                Telecommunications              735,140   Telecomunicacoes de Minas Gerais--Telemig 'B'
                Services                                  (Preferred)                                              23,961      0.0
                                            152,883,737   Telesp Participacoes SA                               2,311,471      1.1
                                                 69,525   Telesp--Telecomunicacoes de Sao Paulo SA              1,764,197      0.8
                                                                                                             ------------    -----
                                                                                                                4,326,209      2.0
                -------------------------------------------------------------------------------------------------------------------
                                                          Total Long-Term Investments in Brazil                95,771,574     43.8
====================================================================================================================================
Chile           Diversified                     269,586   Compania de Telecomunicaciones de Chile SA (ADR)*     5,324,323      2.4
                Telecommunications
                Services
                -------------------------------------------------------------------------------------------------------------------
                Electric Utilities               76,925   Chilectra SA (ADR)* (a)                               1,321,987      0.6
                                              1,649,656  +Empresa Nacional de Electricidad SA (Endesa)            648,113      0.3
                                              1,014,657   Enersis SA                                              433,995      0.2
                                                                                                             ------------    -----
                                                                                                                2,404,095      1.1
                -------------------------------------------------------------------------------------------------------------------
                                                          Total Long-Term Investments in Chile                  7,728,418      3.5
===================================================================================================================================


                                    6 & 7

                            Merrill Lynch Latin America Fund, Inc., May 31, 2000

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)                 (in US dollars)

                                                Shares Held/                                                             Percent of
COUNTRY         Industries                    Face Amount              Long-Term Investments                    Value    Net Assets
====================================================================================================================================
Colombia        Banking                       1,045,595   Banco de Bogota                                    $  1,735,179      0.8%
                                                 83,802   Banco Ganadero SA (Preferred) (ADR)*                    361,396      0.2
                                                                                                             ------------    -----
                                                                                                                2,096,575      1.0
                -------------------------------------------------------------------------------------------------------------------
                Beverages                       485,874   Bavaria SA                                            1,679,822      0.7
                -------------------------------------------------------------------------------------------------------------------
                Diversified Financials          513,565  +Valores Bavaria SA                                      431,032      0.2
                -------------------------------------------------------------------------------------------------------------------
                Multiline                       522,783   Almacenes Exito SA                                      872,552      0.4
                Retailing
                -------------------------------------------------------------------------------------------------------------------
                                                          Total Long-Term Investments in Colombia               5,079,981      2.3
====================================================================================================================================
Mexico          Banking                          70,876   Banco Latinoamericano de Exportaciones, SA 'E'        1,732,032      0.8
                                                 63,000  +Grupo Financiero Banamex Accival, SA de CV
                                                          (Banacci) 'L'                                           205,417      0.1
                                              1,604,048  +Grupo Financiero Banamex Accival, SA de CV
                                                          (Banacci) 'O'                                         5,230,133      2.4
                                                                                                             ------------    -----
                                                                                                                7,167,582      3.3
                -------------------------------------------------------------------------------------------------------------------
                Beverages                       133,338   Fomento Economico Mexicano, SA de CV (ADR)*           5,075,178      2.3
                                                299,049   Panamerican Beverages, Inc. 'A' (US
                                                          Registered Shares)                                    4,597,878      2.1
                                                                                                             ------------    -----
                                                                                                                9,673,056      4.4
                -------------------------------------------------------------------------------------------------------------------
                Construction Material           173,800   Cemex, SA de CV                                         735,782      0.3
                                                213,968   Cemex, SA de CV (ADR)*                                4,533,447      2.1
                                                 13,298   Cemex, SA de CV (ADR)* (Warrants) (c)                    39,063      0.0
                                                  9,000   Cemex, SA de CV (Warrants) (c)                            5,206      0.0
                                                                                                             ------------    -----
                                                                                                                5,313,498      2.4
                -------------------------------------------------------------------------------------------------------------------
                Diversified Financials          761,429  +Grupo Carso, SA de CV 'A1'                            2,322,529      1.1
                                                 67,381  +Grupo Carso, SA de CV (ADR)*                            411,051      0.2
                                                                                                             ------------    -----
                                                                                                                2,733,580      1.3
                -------------------------------------------------------------------------------------------------------------------
                Diversified                     705,500  +Carso Global Telecom (ADR)*                           3,227,874      1.5
                Telecommunications              352,853   Telefonos de Mexico SA (ADR)*                        17,179,530      7.9
                Services                                                                                     ------------    -----
                                                                                                               20,407,404      9.4
                -------------------------------------------------------------------------------------------------------------------
                Food Products                 1,100,153   Grupo Industrial Bimbo, SA de CV 'A'                  1,550,571      0.7
                -------------------------------------------------------------------------------------------------------------------
                Industrial                      770,943   Alfa, SA 'A'                                          2,088,013      1.0
                Conglomerates                   179,644   Desc, SA de CV (ADR)*                                 2,178,184      1.0
                                                                                                             ------------    -----
                                                                                                                4,266,197      2.0
                -------------------------------------------------------------------------------------------------------------------
                Machinery                       109,700   Tubos de Acero de Mexico SA (ADR)*                    1,480,950      0.7
                -------------------------------------------------------------------------------------------------------------------
                Media                           647,520  +Corporacion Interamericana de Entretenimiento
                                                          SA 'B'                                                2,588,037      1.2
                                                133,128  +Grupo Televisa SA (GDR)**                             7,413,566      3.4
                                              5,792,000   TV Azteca, SA de CV                                   3,448,090      1.5
                                              1,070,870   TV Azteca, SA de CV (ADR)*                           10,106,336      4.6
                                                                                                             ------------    -----
                                                                                                               23,556,029     10.7
                -------------------------------------------------------------------------------------------------------------------
                Multiline Retailing             357,900  +Grupo Sanborns SA 'B1'                                  568,424      0.3
                                              1,742,637  +Wal-Mart de Mexico, SA de CV 'C'                      3,372,550      1.5
                                                                                                             ------------    -----
                                                                                                                3,940,974      1.8
                -------------------------------------------------------------------------------------------------------------------
                Paper & Forest Products         963,412   Kimberly-Clark de Mexico, SA de CV 'A'                2,989,288      1.4
                -------------------------------------------------------------------------------------------------------------------
                Specialty Retailing           4,641,550   Grupo Elektra, SA de CV                               3,749,367      1.7
                -------------------------------------------------------------------------------------------------------------------
                Supermarkets                  1,292,752   Controladora Comercial Mexicana, SA de CV             1,090,494      0.5
                -------------------------------------------------------------------------------------------------------------------
                                                          Total Long-Term Investments in Mexico                87,918,990     40.3
====================================================================================================================================
Peru            Banks                           104,271   Credicorp Limited                                       925,405      0.4
                -------------------------------------------------------------------------------------------------------------------
                Beverages                     6,868,232  +Alicorp SA                                              958,813      0.5
                -------------------------------------------------------------------------------------------------------------------
                Metals & Mining                 176,685   Compania de Minas Buenaventura SA (ADR)*              2,661,318      1.2
                                                      1   Minsur SA                                                     2      0.0
                                                                                                             ------------    -----
                                                                                                                2,661,320      1.2
                -------------------------------------------------------------------------------------------------------------------
                                                          Total Long-Term Investments in Peru                   4,545,538      2.1
====================================================================================================================================
Spain           Internet Content                  2,800  +Terra Networks, SA                                      127,239      0.1
                -------------------------------------------------------------------------------------------------------------------
                                                          Total Long-Term Investments in Spain                    127,239      0.1
====================================================================================================================================
Venezuela       Construction Material         1,497,199   Corporacion Venezolana de Cementos I, SACA              483,673      0.2
                                                989,726   Corporacion Venezolana de Cementos II, SACA             300,840      0.1
                                                765,505  +Sudamtex de Venezuela (ADR)* (a)                        359,711      0.2
                                                                                                             ------------    -----
                                                                                                                1,144,224      0.5
                -------------------------------------------------------------------------------------------------------------------
                Diversified                     102,024   Compania Anonima Nacional Telefonos de Venezuela
                Telecommunications                        (CANTV) (ADR)*                                        2,901,307      1.3
                Services
                --------------------------------------------------------------------------------------------------------------------
                Food Products                26,506,157   Mavesa SA                                             1,227,993      0.6
                -------------------------------------------------------------------------------------------------------------------
                Metals & Mining                  46,750   International Briquettes Holding, Inc.                  122,719      0.1
                -------------------------------------------------------------------------------------------------------------------
                                                          Total Long-Term Investments in Venezuela              5,396,243      2.5
====================================================================================================================================
                                                          Total Long-Term Investments (Cost--$238,126,402)    208,894,151     95.7
====================================================================================================================================

                                                 Face
                                                Amount                Short-Term Investments
====================================================================================================================================
United States   Commercial          US$       6,774,000   General Motors Acceptance Corp., 6.81%
                Paper***                                  due 6/01/2000                                         6,774,000      3.1
                                              2,685,000   Honeywell International, 6.28% due 6/19/2000          2,676,569      1.2
                -------------------------------------------------------------------------------------------------------------------
                                                          Total Short-Term Investments (Cost--$9,450,569)       9,450,569      4.3
===================================================================================================================================
                Total Investments (Cost--$247,576,971)                                                        218,344,720    100.0

                Other Assets Less Liabilities                                                                      45,591      0.0
                                                                                                             ------------    -----
                Net Assets                                                                                   $218,390,311    100.0%
                                                                                                             ============    =====
====================================================================================================================================

*     American Depositary Receipts (ADR).
**    Global Depositary Receipts (GDR).
*** Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b) Received through a bonus issue from Companhia Vale do Rio Doce. As of May 31, 2000, the bonds have not commenced trading and the coupon rate has not been determined.
(c) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
+     Non-income producing security.

      See Notes to Consolidated Financial Statements.


                                      8 & 9

                            Merrill Lynch Latin America Fund, Inc., May 31, 2000

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

                  As of May 31, 2000
=================================================================================================================================
Assets:           Investments, at value (identified cost--$247,576,971) ........................                   $ 218,344,720
                  Cash .........................................................................                         109,949
                  Foreign cash .................................................................                          12,855
                  Receivables:
                    Dividends ..................................................................   $   1,642,971
                    Capital shares sold ........................................................         138,373       1,781,344
                                                                                                   -------------
                  Prepaid expenses .............................................................                          80,007
                                                                                                                   -------------
                  Total assets .................................................................                     220,328,875
                                                                                                                   -------------
=================================================================================================================================
Liabilities:      Payables:
                    Securities purchased .......................................................         623,710
                    Capital shares redeemed ....................................................         406,470
                    Investment adviser .........................................................         153,713
                    Distributor ................................................................         129,076       1,312,969
                                                                                                   -------------
                  Accrued expenses .............................................................                         625,595
                                                                                                                   -------------
                  Total liabilities ............................................................                       1,938,564
                                                                                                                   -------------
=================================================================================================================================
Net Assets:       Net assets ...................................................................                   $ 218,390,311
                                                                                                                   =============
=================================================================================================================================
Net Assets        Class A Common Stock, $.10 par value, 100,000,000 shares authorized ..........                   $     250,954
Consist of:       Class B Common Stock, $.10 par value, 100,000,000 shares authorized ..........                         862,868
                  Class C Common Stock, $.10 par value, 100,000,000 shares authorized ..........                          75,526
                  Class D Common Stock, $.10 par value, 100,000,000 shares authorized ..........                         414,821
                  Paid-in capital in excess of par .............................................                     396,650,429
                  Undistributed investment income--net .........................................                         803,232
                  Accumulated realized capital losses on investments and foreign
                  currency transactions--net ...................................................                    (151,369,969)
                  Unrealized depreciation on investments and foreign currency
                  transactions--net ............................................................                     (29,297,550)
                                                                                                                   -------------
                  Net assets ...................................................................                   $ 218,390,311
                                                                                                                   =============
=================================================================================================================================
Net Asset         Class A--Based on net assets of $34,694,959 and 2,509,540 shares outstanding                     $       13.83
Value:                                                                                                             =============
                  Class B--Based on net assets of $116,412,715 and 8,628,682 shares outstanding                    $       13.49
                                                                                                                   =============
                  Class C--Based on net assets of $10,179,689 and 755,257 shares outstanding ..                    $       13.48
                                                                                                                   =============
                  Class D--Based on net assets of $57,102,948 and 4,148,208 shares outstanding                     $       13.77
                                                                                                                   =============
================================================================================================================================

                  See Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF OPERATIONS

                        For the Six Months Ended May 31, 2000
===========================================================================================================
Investment Income:      Dividends (net of $364,779 foreign withholding tax)                    $  3,366,682
                        Interest and discount earned .......................                        267,589
                                                                                               ------------
                        Total income .......................................                      3,634,271
                                                                                               ------------
===========================================================================================================
Expenses:               Investment advisory fees ...........................   $  1,266,526
                        Account maintenance and distribution fees--Class B .        725,244
                        Transfer agent fees--Class B .......................        160,700
                        Custodian fees .....................................         75,727
                        Foreign capital gains tax ..........................         72,334
                        Account maintenance fees--Class D ..................         71,699
                        Account maintenance and distribution fees--Class C .         59,389
                        Transfer agent fees--Class D .......................         51,737
                        Professional fees ..................................         51,345
                        Accounting services ................................         48,505
                        Transfer agent fees--Class A .......................         35,116
                        Registration fees ..................................         30,145
                        Printing and shareholder reports ...................         24,781
                        Directors' fees and expenses .......................         17,051
                        Transfer agent fees--Class C .......................         12,907
                        Other ..............................................         10,187
                                                                               ------------
                        Total expenses .....................................                      2,713,393
                                                                                               ------------
                        Investment income--net .............................                        920,878
                                                                                               ------------
===========================================================================================================
Realized &              Realized gain (loss) from:
Unrealized                Investments--net .................................     18,082,353
Gain (Loss) on            Foreign currency transactions--net ...............       (105,816)     17,976,537
Investments &                                                                  ------------
Foreign Currency        Change in unrealized depreciation on:
Transactions--Net:        Investments--net .................................      3,493,722
                          Foreign currency transactions--net ...............         54,591       3,548,313
                                                                               ------------    ------------
                        Net Increase in Net Assets Resulting from Operations                   $ 22,445,728
                                                                                               ============

                        See Notes to Consolidated Financial Statements.


                                     10 & 11

                            Merrill Lynch Latin America Fund, Inc., May 31, 2000

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                For the Six         For the
                                                                                               Months Ended       Year Ended
                                                                                                  May 31,        November 30,
                  Increase (Decrease) in Net Assets:                                               2000              1999
=============================================================================================================================
Operations:       Investment income--net ...................................................   $     920,878    $   2,700,111
                  Realized gain (loss) on investments and foreign currency transactions--net      17,976,537      (22,152,034)
                  Change in unrealized appreciation/depreciation on investments and foreign
                    currency transactions--net .............................................       3,548,313       65,469,076
                                                                                               -------------    -------------
                  Net increase in net assets resulting from operations .....................      22,445,728       46,017,153
                                                                                               -------------    -------------
=============================================================================================================================
Dividends to      Investment income--net:
Shareholders:       Class A ................................................................        (557,889)      (1,332,021)
                    Class B ................................................................        (867,056)      (6,005,561)
                    Class C ................................................................         (83,947)        (362,386)
                    Class D ................................................................        (742,386)      (2,282,954)
                                                                                               -------------    -------------
                  Net decrease in net assets resulting from dividends to shareholders ......      (2,251,278)      (9,982,922)
                                                                                               -------------    -------------
=============================================================================================================================
Capital Share     Net decrease in net assets derived from capital share transactions .......     (28,038,850)     (89,007,857)
Transactions:                                                                                  =============    =============
=============================================================================================================================
Net Assets:       Total decrease in net assets .............................................      (7,844,400)     (52,973,626)
                  Beginning of period ......................................................     226,234,711      279,208,337
                                                                                               -------------    -------------
                  End of period* ...........................................................   $ 218,390,311    $ 226,234,711
                                                                                               =============    =============
=============================================================================================================================
                 *Undistributed investment income--net .....................................   $     803,232    $   2,133,632
                                                                                               =============    =============
=============================================================================================================================

                  See Notes to Consolidated Financial Statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS

                                                                                                 Class A+
                    The following per share data and ratios            ------------------------------------------------------------
                    have been derived from information provided        For the Six
                    in the financial statements.                       Months Ended           For the Year Ended November 30,
                                                                         May 31,       --------------------------------------------
                    Increase (Decrease) in Net Asset Value:                2000          1999        1998        1997        1996
===================================================================================================================================
Per Share           Net asset value, beginning of period .............   $  12.89      $  10.61    $  15.10    $  12.83    $  10.50
Operating                                                                --------      --------    --------    --------    --------
Performance:        Investment income--net ...........................        .11           .20         .38         .17         .46
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net ...........       1.06          2.63       (4.87)       2.54        1.87
                                                                         --------      --------    --------    --------    --------
                    Total from investment operations .................       1.17          2.83       (4.49)       2.71        2.33
                                                                         --------      --------    --------    --------    --------
                    Less dividends from investment income--net .......       (.23)         (.55)         --        (.44)         --
                                                                         --------      --------    --------    --------    --------
                    Net asset value, end of period ...................   $  13.83      $  12.89    $  10.61    $  15.10    $  12.83
                                                                         ========      ========    ========    ========    ========
===================================================================================================================================
Total Investment    Based on net asset value per share ...............       8.95%++      28.74%     (29.74%)     21.79%      22.19%
Return:**                                                                ========      ========    ========    ========    ========
===================================================================================================================================
Ratios to Average   Expenses .........................................       1.44%*        1.77%       1.53%       1.46%       1.48%
Net Assets:                                                              ========      ========    ========    ========    ========
                    Investment income--net ...........................       1.39%*        1.84%       2.12%       1.03%       3.74%
                                                                         ========      ========    ========    ========    ========
===================================================================================================================================
Supplemental        Net assets, end of period (in thousands) .........   $ 34,695      $ 32,023    $ 26,249    $ 77,086    $ 46,369
Data:                                                                    ========      ========    ========    ========    ========
                    Portfolio turnover ...............................      15.08%        29.91%      31.92%      84.91%      66.14%
                                                                         ========      ========    ========    ========    ========
===================================================================================================================================

                                                                                                 Class B+
                    The following per share data and ratios            ------------------------------------------------------------
                    have been derived from information provided        For the Six
                    in the financial statements.                       Months Ended           For the Year Ended November 30,
                                                                         May 31,       --------------------------------------------
                    Increase (Decrease) in Net Asset Value:                2000          1999        1998        1997        1996
===================================================================================================================================
Per Share           Net asset value, beginning of period .............   $  12.52      $  10.20    $  14.66    $  12.46    $  10.31
Operating                                                                --------      --------    --------    --------    --------
Performance:        Investment income (loss)--net ....................        .03           .10         .23          --+++      .32
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net ...........       1.02          2.56       (4.69)       2.50        1.83
                                                                         --------      --------    --------    --------    --------
                    Total from investment operations .................       1.05          2.66       (4.46)       2.50        2.15
                                                                         --------      --------    --------    --------    --------
                    Less dividends from investment income--net .......       (.08)         (.34)         --        (.30)         --
                                                                         --------      --------    --------    --------    --------
                    Net asset value, end of period ...................   $  13.49      $  12.52    $  10.20    $  14.66    $  12.46
                                                                         ========      ========    ========    ========    ========
===================================================================================================================================
Total Investment    Based on net asset value per share ...............       8.36%++      27.32%     (30.42%)     20.51%      20.85%
Return:**                                                                ========      ========    ========    ========    ========
===================================================================================================================================
Ratios to Average   Expenses .........................................       2.47%*        2.87%       2.57%       2.50%       2.54%
Net Assets:                                                              ========      ========    ========    ========    ========
                    Investment income (loss)--net ....................        .40%*         .98%       1.76%       (.03%)      2.69%
                                                                         ========      ========    ========    ========    ========
===================================================================================================================================
Supplemental        Net assets, end of period (in thousands) .........   $116,413      $135,883    $190,670    $527,520    $518,865
Data:                                                                    ========      ========    ========    ========    ========
                    Portfolio turnover ...............................      15.08%        29.91%      31.92%      84.91%      66.14%
                                                                         ========      ========    ========    ========    ========
===================================================================================================================================

                *   Annualized.
                **  Total investment returns exclude the effects of sales
                    charges.
                +   Based on average shares outstanding.
               +++  Amount is less than $.01 per share.
                ++  Aggregate total investment return.

                    See Notes to Consolidated Financial Statements.


                                    12 & 13

                            Merrill Lynch Latin America Fund, Inc., May 31, 2000

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)

                                                                                                 Class C+
                    The following per share data and ratios            ------------------------------------------------------------
                    have been derived from information provided        For the Six
                    in the financial statements.                       Months Ended           For the Year Ended November 30,
                                                                         May 31,       --------------------------------------------
                    Increase (Decrease) in Net Asset Value:                2000          1999        1998        1997        1996
===================================================================================================================================
Per Share           Net asset value, beginning of period .............   $ 12.53       $ 10.18     $ 14.64     $  12.46    $  10.31
Operating                                                                -------       -------     -------     --------    --------
Performance:        Investment income (loss)--net ....................       .03           .09         .23         (.02)        .32
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net ...........      1.02          2.58       (4.69)        2.52        1.83
                                                                         -------       -------     -------     --------    --------
                    Total from investment operations .................      1.05          2.67       (4.46)        2.50        2.15
                                                                         -------       -------     -------     --------    --------
                    Less dividends from investment income--net .......      (.10)         (.32)         --         (.32)         --
                                                                         -------       -------     -------     --------    --------
                    Net asset value, end of period ...................   $ 13.48       $ 12.53     $ 10.18     $  14.64    $  12.46
                                                                         =======       =======     =======     ========    ========
===================================================================================================================================
Total Investment    Based on net asset value per share ...............      8.33%++      27.42%     (30.46%)      20.52%      20.85%
Return:**                                                                =======       =======     =======     ========    ========
===================================================================================================================================
Ratios to Average   Expenses .........................................      2.47%*        2.85%       2.57%        2.50%       2.54%
Net Assets:                                                              =======       =======     =======     ========    ========
                    Investment income (loss)--net ....................       .38%*         .89%       1.77%        (.11%)      2.68%
                                                                         =======       =======     =======     ========    ========
===================================================================================================================================
Supplemental        Net assets, end of period (in thousands) .........   $10,179       $10,638     $12,196     $ 37,027    $ 23,183
Data:                                                                    =======       =======     =======     ========    ========
                    Portfolio turnover ...............................     15.08%        29.91%      31.92%       84.91%      66.14%
                                                                         =======       =======     =======     ========    ========
===================================================================================================================================

                                                                                                 Class D+
                    The following per share data and ratios            ------------------------------------------------------------
                    have been derived from information provided        For the Six
                    in the financial statements.                       Months Ended           For the Year Ended November 30,
                                                                         May 31,       --------------------------------------------
                    Increase (Decrease) in Net Asset Value:                2000          1999        1998        1997        1996
===================================================================================================================================
Per Share           Net asset value, beginning of period .............   $ 12.83       $ 10.53     $ 15.02     $  12.77    $  10.47
Operating                                                                -------       -------     -------     --------    --------
Performance:        Investment income--net ...........................       .09           .18         .34          .11         .42
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net ...........      1.05          2.62       (4.83)        2.54        1.88
                                                                         -------       -------     -------     --------    --------
                    Total from investment operations .................      1.14          2.80       (4.49)        2.65        2.30
                                                                         -------       -------     -------     --------    --------
                    Less dividends from investment income--net .......      (.20)         (.50)         --         (.40)         --
                                                                         -------       -------     -------     --------    --------
                    Net asset value, end of period ...................   $ 13.77       $ 12.83     $ 10.53     $  15.02    $  12.77
                                                                         =======       =======     =======     ========    ========
===================================================================================================================================
Total Investment    Based on net asset value per share ...............      8.79%++      28.47%     (29.89%)      21.40%      21.97%
Return:**                                                                =======       =======     =======     ========    ========
===================================================================================================================================
Ratios to Average   Expenses .........................................      1.69%*        2.04%       1.78%        1.71%       1.74%
Net Assets:                                                              =======       =======     =======     ========    ========
                    Investment income--net ...........................      1.17%*        1.73%       2.54%         .72%       3.47%
                                                                         =======       =======     =======     ========    ========
===================================================================================================================================
Supplemental        Net assets, end of period (in thousands) .........   $57,103       $47,691     $50,093     $128,433    $112,833
Data:                                                                    =======       =======     =======     ========    ========
                    Portfolio turnover ...............................     15.08%        29.91%      31.92%       84.91%      66.14%
                                                                         =======       =======     =======     ========    ========

              *     Annualized.
              **    Total investment returns exclude the effects of sales
                    charges.
              +     Based on average shares outstanding.
              ++    Aggregate total investment return.

                    See Notes to Consolidated Financial Statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Latin America Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments-- Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value


                                    14 & 15

                            Merrill Lynch Latin America Fund, Inc., May 31, 2000
of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

o Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Basis of consolidation -- The accompanying consolidated financial statements include the accounts of Merrill Lynch Latin America Fund Chile Ltd., a wholly-owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                  Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class B .......................................        .25%             .75%
Class C .......................................        .25%             .75%
Class D .......................................        .25%              --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended May 31, 2000, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

--------------------------------------------------------------------------------
                                                            MLFD          MLPF&S
--------------------------------------------------------------------------------
Class D ..............................................     $3,816         $7,847
--------------------------------------------------------------------------------

For the six months ended May 31, 2000, MLPF&S received contingent deferred sales charges of $108,802 and $2,486 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $10,344 in commissions on the execution of portfolio security transactions for the Fund for the six months ended May 31, 2000.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 2000 were $36,418,459 and $71,876,191, respectively.

Net realized gains (losses) for the six months ended May 31, 2000 and net unrealized losses as of May 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                     Realized       Unrealized
                                                  Gains (Losses)      Losses
--------------------------------------------------------------------------------
Long-term investments ............................ $ 18,082,488    $(29,232,251)
Short-term investments ...........................         (135)             --
Foreign currency transactions ....................     (105,816)        (65,299)
                                                   ------------    ------------
Total                                              $ 17,976,537    $(29,297,550)
                                                   ============    ============
--------------------------------------------------------------------------------

As of May 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $29,232,251, of which $41,844,919 related to appreciated securities and $71,077,170


                                    16 & 17

              Merrill Lynch Latin America Fund, Inc., May 31, 2000

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

related to depreciated securities. At May 31, 2000, the aggregate cost of investments for Federal income tax purposes was $247,576,971.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $28,038,850 and $89,007,857 for the six months ended May 31, 2000 and the year ended November 30, 1999, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                     Dollar
Ended May 31, 2000                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           679,707       $ 10,594,527
Shares issued to shareholders in
reinvestment of dividends ................            36,804            539,541
                                                ------------       ------------
Total issued .............................           716,511         11,134,068
Shares redeemed ..........................          (691,587)       (10,658,046)
                                                ------------       ------------
Net increase .............................            24,924       $    476,022
                                                ============       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                     Dollar
Ended November 30, 1999                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................         1,210,003       $ 12,934,241
Shares issued to shareholders in
reinvestment of dividends ................           105,420            977,240
                                                ------------       ------------
Total issued .............................         1,315,423         13,911,481
Shares redeemed ..........................        (1,304,078)       (13,422,919)
                                                ------------       ------------
Net increase .............................            11,345       $    488,562
                                                ============       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                     Dollar
Ended May 31, 2000                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           359,167       $  5,406,655
Shares issued to shareholders in
reinvestment of dividends ................            50,093            719,843
                                                ------------       ------------
Total issued .............................           409,260          6,126,498
Automatic conversion of shares ...........          (585,237)        (8,886,058)
Shares redeemed ..........................        (2,047,338)       (30,541,134)
                                                ------------       ------------
Net decrease .............................        (2,223,315)      $(33,300,694)
                                                ============       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                     Dollar
Ended November 30, 1999                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................         1,134,597       $ 12,098,486
Shares issued to shareholders in
reinvestment of dividends ................           547,877          4,985,678
                                                ------------       ------------
Total issued .............................         1,682,474         17,084,164
Automatic conversion of shares ...........          (977,681)       (10,571,440)
Shares redeemed ..........................        (8,546,113)       (83,167,432)
                                                ------------       ------------
Net decrease .............................        (7,841,320)      $(76,654,708)
                                                ============       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                     Dollar
Ended May 31, 2000                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................            71,317       $  1,078,335
Shares issued to shareholders in
reinvestment of dividends ................             4,894             70,283
                                                ------------       ------------
Total issued .............................            76,211          1,148,618
Shares redeemed ..........................          (170,286)        (2,588,475)
                                                ------------       ------------
Net decrease .............................           (94,075)      $ (1,439,857)
                                                ============       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                     Dollar
Ended November 30, 1999                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           262,327       $  2,973,939
Shares issued to shareholders in
reinvestment of dividends ................            33,177            301,912
                                                ------------       ------------
Total issued .............................           295,504          3,275,851
Shares redeemed ..........................          (643,977)        (6,282,624)
                                                ------------       ------------
Net decrease .............................          (348,473)      $ (3,006,773)
                                                ============       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class DShares for the Six Months                                     Dollar
Ended May 31, 2000                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           576,786       $  8,316,520
Shares issued to shareholders in
reinvestment of dividends ................            42,408            619,582
Automatic conversion of shares ...........           574,051          8,886,058
                                                ------------       ------------
Total issued .............................         1,193,245         17,822,160
Shares redeemed ..........................          (763,477)       (11,596,481)
                                                ------------       ------------
Net increase .............................           429,768       $  6,225,679
                                                ============       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Six Months                                     Dollar
Ended November 30, 1999                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           311,136       $  3,350,984
Shares issued to shareholders in
reinvestment of dividends ................           204,442          1,891,084
Automatic conversion of shares ...........           955,945         10,571,440
                                                ------------       ------------
Total issued .............................         1,471,523         15,813,508
Shares redeemed ..........................        (2,508,144)       (25,648,446)
                                                ------------       ------------
Net decrease .............................        (1,036,621)      $ (9,834,938)
                                                ============       ============
--------------------------------------------------------------------------------

5. Commitments:

At May 31, 2000, the Fund had entered into foreign exchange contracts under which it agreed to purchase foreign currency with an approximate value of $111,000.

6. Capital Loss Carryforward:

At November 30, 1999, the Fund had a net capital loss carryforward of approximately $167,472,000, of which $88,329,000 expires in 2004, $52,462,000, expires in 2006 and $26,681,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

PORTFOLIO INFORMATION

As of May 31, 2000

                                                                      Percent of
Ten Largest Holdings (Equity Investments)                             Net Assets
Telefonos de Mexico SA (ADR) .....................................       7.9%
TV Azteca, SA de CV* .............................................       6.1
Embratel Participacoes SA* .......................................       4.4
Telecomunicacoes Brasileiras SA--Telebras* .......................       4.3
Companhia Vale do Rio Doce 'A' (Preferred) .......................       4.0
Grupo Televisa SA (GDR) ..........................................       3.4
Grupo Financiero Banamex Accival, SA de CV
   (Banacci)* ....................................................       2.5
Tele Norte Leste Participacoes SA* ...............................       2.5
Compania de Telecomunicaciones de Chile SA (ADR) .................       2.4
Cemex, SA de CV* .................................................       2.4

                                                                      Percent of
Ten Largest Industries (Equity Investments)                           Net Assets
Diversified Telecommunications Services ..........................      24.9%
Media ............................................................      10.7
Beverages ........................................................       6.9
Wireless Telecommunications Services .............................       6.9
Electric Utilities ...............................................       6.1
Banking ..........................................................       5.6
Metals & Mining ..................................................       5.3
Construction Material ............................................       2.9
Diversified Financials ...........................................       2.8
Specialty Retailing ..............................................       2.7

*     Includes combined holdings.


                                    18 & 19

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Latin America
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16140--5/00

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